Vehicle Financing	12 Months Ended
Dec. 31, 2013
Vehicle Financing
Vehicle Financing

8.  Vehicle Financing

We finance substantially all of the commercial vehicles we purchase for distribution, new vehicles for retail sale and a portion of our used vehicle inventories for retail sale under revolving floor plan arrangements with various lenders, including the captive finance companies associated with automotive manufacturers. In the U.S., the floor plan arrangements are due on demand; however, we have not historically been required to repay floor plan advances prior to the sale of the vehicles that have been financed. We typically make monthly interest payments on the amount financed. Outside of the U.S., substantially all of the floor plan arrangements are payable on demand or have an original maturity of 90 days or less, and we are generally required to repay floor plan advances at the earlier of the sale of the vehicles that have been financed or the stated maturity.

The floor plan agreements typically grant a security interest in substantially all of the assets of our dealership subsidiaries, and in the U.S., Australia and New Zealand are guaranteed by us. Interest rates under the floor plan arrangements are variable and increase or decrease based on changes in the prime rate, defined London Interbank Offered Rate (“LIBOR”), the Finance House Bank Rate, the Euro Interbank Offered Rate or Australian or New Zealand Bank Bill Swap Rate (“BBSW”). The weighted average interest rate on floor plan borrowings, including the effect of the interest rate swap discussed in Note 10, was 1.9%, 2.1%, and 1.8% for 2013, 2012, and 2011, respectively. We classify floor plan notes payable to a party other than the manufacturer of a particular new vehicle, and all floor plan notes payable relating to pre-owned vehicles, as floor plan notes payable — non-trade on our consolidated balance sheets and classify related cash flows as a financing activity on our consolidated statements of cash flows.